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Exhibit 10.4

FIRST AMENDMENT AND WAIVER

        THIS FIRST AMENDMENT AND WAIVER dated as of February 10, 2003 (this "Amendment") is executed in connection with the Credit Agreement dated as of October 29, 2002 (the "Credit Agreement") among TeleTech Holdings, Inc. (the "Company"), various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

        WHEREAS, the parties hereto desire to amend and/or waive certain provisions of the Credit Agreement as more fully set forth herein;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1    Amendments. Subject to the satisfaction of the applicable conditions precedent set forth in Section 4, the Credit Agreement shall be amended as set forth below.

        1.1    Definition of Consolidated EBITDAR.    The definition of "Consolidated EBITDAR" shall be amended in its entirety to read as follows:

          "Consolidated EBITDAR" means, for any period, Consolidated Net Income for such period plus (a) to the extent deducted in calculating such Consolidated Net Income (but without duplication) (i) Consolidated Interest Charges, (ii) all accrued taxes on or measured by income, (iii) all amounts treated as expenses for depreciation and the amortization of intangibles of any kind, (iv) all non-cash charges resulting from the expensing of stock options by the Company or any Subsidiary, (v) all non-cash charges resulting from the application of SFAS 142, (vi) all non-cash, non-recurring impairment charges (but not more than $35,000,000) incurred in the fiscal quarter ended December 31, 2002 resulting from the application of SFAS 144, (vii) Rental Expense and (viii) interest payments made in respect of Synthetic Lease Obligations plus/minus (b) to the extent included in calculating such Consolidated Net Income, all non-cash, non-recurring losses/gains resulting directly from or incurred directly as a consequence of the sale or closure of any operating facility by the Borrower or any Subsidiary.

        1.2    Prepayment Limitations.    Section 7.11 shall be amended by adding a semi-colon followed by the following language immediately before the period at the end thereof:

  provided that, so long as no Default exists or would result therefrom (other than a Default arising under Section 8.01(e) solely as a result of a breach of Section 9.2(b) or 9.2(c) of the Participation Agreement referred to below for the fiscal quarter ended December 31, 2002), the Company and Teletech Services Corporation ("TSC") may prepay all (but not less than all) of their respective obligations under the Participation Agreement dated as of December 27, 2000 among TSC, the Company, State Street Bank and Trust Company of Connecticut, National Association, as Certificate Trustee, various financial institutions and Wells Fargo Bank Northwest, N. A., as Administrative Agent, and under the "Operative Documents" referred to in such Participation Agreement.

        SECTION 2    Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4(b), the Required Lenders waive any Default arising from the failure of the Company to comply with Section 7.10(b) (Minimum Fixed Charge Coverage Covenant) of the Credit Agreement for the Computation Period ending December 31, 2002.

        SECTION 3    Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the effectiveness of the amendment set forth in Section 1 above or the effectiveness of any waiver set forth in Section 2 above with respect to the Computation Period ending December 31, 2002, (a) each warranty set forth in Article 5 of the Credit Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date, and (b) no Default exists.

        SECTION 4    Effectiveness.

        (a)   The amendment set forth in Section 1.1 shall become effective on the date on which the Administrative Agent has received (i) counterparts of this Amendment executed by the Company and the Required Lenders, (ii) amendments, consistent with the amendment set forth in Section 1.1 and otherwise in form and substance reasonably acceptable to the Administrative Agent, executed by (x) the requisite holders of the Senior Notes, (y) the requisite lenders and certificate holders under the agreements governing the existing Synthetic Lease of property in Englewood, Colorado (the "Colorado Synthetic Lease"), except that no such amendment shall be required if all obligations of the Borrower and its Subsidiaries in respect of the Colorado Synthetic Lease have been (or concurrently with the effectiveness hereof will be) paid, and (z) the requisite purchasers/lenders in respect of any other Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount (the Indebtedness and other obligations described in clauses (x), (y) and (z), collectively, "Material Debt") and (iii) a Confirmation, substantially in the form of Exhibit A, signed by each Guarantor.

        (b)   If the amendment set forth in Section 1 has not yet become effective, then the waiver set forth in Section 2 shall become effective on the date on which the Administrative Agent has received (i) counterparts of this Amendment executed by the Company and the Required Lenders, (ii) a copy of an amendment meeting the requirements of Section 4(a)(ii)(x) or of a waiver consistent with the waiver set forth in Section 2 signed by the requisite holders of the Senior Notes, (iii) a copy of a written waiver signed by the requisite lenders and certificate holders under the agreements governing the Colorado Synthetic Lease waiving the provisions of Sections 9.2(b) and 9.2(c) of the Participation Agreement related to the Colorado Synthetic Lease for any fiscal quarter ending on or prior to December 31, 2002, (iii) copies of written amendments meeting the requirements of Section 4(a)(ii)(z) and/or of written waivers consistent with Section 2 signed by the requisite purchasers/lenders in respect of all other Material Debt and (iv) a Confirmation, substantially in the form of Exhibit A, signed by each Guarantor and dated as of the latest date of such waivers.

        (c)   The amendment set forth in Section 1.2 shall become effective on the date on which the amendment set forth in Section 1, or the waiver set forth in Section 2, has become effective (whichever occurs first).

        SECTION 5    Miscellaneous.

        5.1    Continuing Effectiveness, etc.    As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

        5.2    Counterparts.    This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

        5.3    Governing Law.    This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

        5.4    Successors and Assigns.    This Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

        Delivered as of the day and year first above written.

TELETECH HOLDINGS, INC.
By
Name
Title
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT
By
Name
Title
BANK OF AMERICA, N.A., AS A LENDER
By
Name
Title
CIBC INC.
By
Name
Title
THE NORTHERN TRUST COMPANY
By
Name
Title

WACHOVIA BANK, NATIONAL ASSOCIATION
By
Name
Title
KEY CORPORATE CAPITAL, INC.
By
Name
Title

EXHIBIT A
CONFIRMATION
Dated as of February 10, 2003

To:	Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below

        Please refer to (a) the Credit Agreement dated as of October 29, 2002 (the "Credit Agreement") among TeleTech Holdings, Inc., various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"); (b) the Guaranty as defined in the Credit Agreement; and (c) the Amendment and Waiver dated as of February 10, 2003 (the "Amendment").

        Each of the undersigned hereby confirms to the Administrative Agent and the Lenders on the date hereof that, after giving effect to the Amendment and the transactions contemplated thereby, the Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

TELETECH HOLDINGS, INC.
TELETECH SERVICES CORPORATION
TELETECH CUSTOMER CARE MANAGEMENT (COLORADO), INC.
TELETECH FACILITIES MANAGEMENT (PARCEL CUSTOMER SUPPORT), INC.
TELETECH FACILITIES MANAGEMENT (POSTAL CUSTOMER SUPPORT), INC.
TELETECH CUSTOMER CARE MANAGEMENT (TELECOMMUNICATIONS), INC.
TELETECH CUSTOMER CARE MANAGEMENT (CALIFORNIA), INC.
TELETECH CUSTOMER CARE MANAGEMENT (WEST VIRGINIA) INC.
TELETECH CUSTOMER CARE MANAGEMENT (PENNSYLVANIA), LLC
By:
Name Printed:
Title:
NEWGEN RESULTS CORPORATION
By:
Name Printed:
Title:
TELETECH CUSTOMER SERVICES, INC. TTEC NEVADA, INC.
By:
Name Printed:
Title:

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  Exhibit 10.4
FIRST AMENDMENT AND WAIVER
EXHIBIT A CONFIRMATION Dated as of February 10, 2003